UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 3, 2023

BestGofer Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-222880	82-5296245
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

401 Ryland St., Suite 200-A

Reno, NV 89502

(Address of principal executive offices)

(972) 03-9117987

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

a.On April 3, 2023, the Company terminated MICHAEL GILLESPIE & ASSOCIATES, PLLC (“Gillespie”) as its registered independent public accountant.

b.Gillespie’s reports on the financial statements for the periods ended December 31, 2022 and December 31, 2021, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.Our Board of Directors participated in and approved the decision to change independent accountants. Through the reporting periods ended December 31, 2022 and 2021, there have been no disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Gillespie would have caused them to make reference thereto in their report on the financial statements other than the failure to produce the 2022 audit report letter in a timely manner.

d.We have authorized Gillespie to respond fully to the inquiries of the successor accountant.

e.During the periods ended April 30, 2021 and April 30, 2022, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.The Company provided a copy of the foregoing disclosures to Gillespie prior to the date of the filing of this Report and requested that Gillespie furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report and consenting to the use of its previously issued reports. Gillespie has not complied with such request nor provided its 2022 audit report.

(2)NEW INDEPENDENT ACCOUNTANTS:

a.On April 3, 2023, the Company engaged Richard Bolko, as its new registered independent public accountant. The Company has engaged Richard Bolko, to act as the Company’s independent accountant going forward.

b.During the periods ending December 31, 2022 and 2021, and prior to April 3, 3023, the date of the new engagement), we did not consult with Richard Bolko regarding:

i.the application of accounting principles to a specified transaction,

ii.the type of audit opinion that might be rendered on the Company's financial statements by Gillespie, in either case where written or oral advice provided by Richard Bolko  would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01  Financial Statements and Exhibits

No.	Exhibits

Ex 16.1	Auditor Consent

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2023

BestGofer, Inc.

/s/ Mohammad Hasan Hamed

Mohammad Hasan Hamed

Title: Chief Executive Officer, Chief Financial Officer, Director

EXHIBIT INDEX

No.	Exhibits

Ex 16.1	Auditor Consent